UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 5, 2006

BOSTON SCIENTIFIC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11083	04-2695240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Boston Scientific Place, Natick, Massachusetts		01760-1537
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (508) 650-8000

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐            Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On April 5, 2006, Boston Scientific Corporation and Abbott Laboratories entered into Amendment No. 4 (the “Amendment”) to the Transaction Agreement dated as of January 8, 2006 (as amended, the “Transaction Agreement”). Pursuant to the Amendment, Abbott’s obligation to supply everolimus eluting stents to Boston Scientific in Europe will terminate on the earliest of (a) 90 days following the issuance of a European Commission design examination certificate (pursuant to which a CE mark may be affixed) with respect to an everolimus eluting stent on a Boston Scientific platform, (b) three years following the date on which Boston Scientific receives from Abbott its first commercial shipment of everolimus eluting stents for marketing and sale by Boston Scientific in Europe, unless an extension is granted under certain circumstances set forth in the Amendment, and (c) June 30, 2012. Also pursuant to the Amendment, the license granted by Abbott to Boston Scientific to use the intellectual property related to Guidant Corporation’s drug eluting stent system program that is included in the Guidant vascular and endovascular businesses purchased by Abbott will be non-exclusive, except that it will be co-exclusive as to everolimus eluting stent systems which means that any rights to such intellectual property granted by Abbott to a third party will not extend to such third party’s drug eluting stent system if the drug used in such system is everolimus. The Amendment, among other things, also provides that Abbott will have an exclusive right to sublicense certain other vascular and endovascular intellectual property assets of Guidant that it licenses from Boston Scientific for any and all purposes in the vascular intervention or endovascular solutions fields.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 8.01.  Other Events

On April 5, 2006, Boston Scientific issued a press release announcing that it has entered into an agreement containing consent orders with the staff of the Federal Trade Commission relating to its proposed combination with Guidant. Boston Scientific also announced that on or about April 7, it will voluntarily withdraw and re-file its notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the Guidant transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

10.1           Amendment No. 4 to Transaction Agreement, dated as of April 5, 2006, between Boston Scientific Corporation and Abbott   Laboratories

99.1           Press release, dated April 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence J. Knopf
Name:	Lawrence J. Knopf
Title:	Vice President and Assistant General Counsel

Dated:    April 7, 2006